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     PROXY                         ITEQ, INC.                         PROXY
                         2727 ALLEN PARKWAY, SUITE 760
                              HOUSTON, TEXAS 77019

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER   , 1997



         The undersigned stockholder of ITEQ, Inc. (the "Company") hereby appoints each of Mark E. Johnson and Lawrance W. McAfee attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned at the Special Meeting of Stockholders of the Company to be held at Wortham Tower, Meeting Room 1, 2727 Allen
     Parkway, Houston, Texas 77019, on October   , 1997, at 10:00 a.m.,
     central time, and at any adjournments of said meeting, all of the shares of Common Stock which the undersigned may be entitled to vote.


         1. ADOPTION OF PLAN AND AGREEMENT OF MERGER WITH ASTROTECH INTERNATIONAL CORPORATION

               [ ] FOR            [ ] AGAINST            [ ] ABSTAIN


         2. APPROVAL OF THE RESTATED OPTION PLAN:


               [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

         3. In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies regarding such matters heretofore given by the undersigned.

               [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

                           (CONTINUED ON OTHER SIDE)

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                                                                    EXHIBIT 99.1
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                          (CONTINUED FROM OTHER SIDE)


         The board of directors recommends a vote FOR each proposal above and if no specification is made, the shares will be voted FOR adoption of the Merger Agreement and FOR approval of the Restated Option Plan. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement furnished herewith.


                                                Dated , 1997

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                                                  Stockholder's Signature

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                                                  Stockholder's Signature

                                                Signature should agree with
                                                name printed hereon. If
                                                Stock is held in the name
                                                of more than one person,
                                                EACH joint owner should
                                                sign. Executors,
                                                administrators, trustees,
                                                guardians, and attorneys
                                                should indicate the
                                                capacity in which they
                                                sign. Attorneys should
                                                submit powers of attorney.

                PLEASE SIGN AND RETURN IN THE ENVELOPE ENCLOSED

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